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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-1 (Registration No. 333-80221) of our report dated February 23, 1999 relating to the consolidated financial statements of Wink Communications, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




PricewaterhouseCoopers LLP

San Jose, California
July 27, 1999